UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): JANUARY 16, 2006
                                                         ----------------

                                HEMOBIOTECH, INC.
                                -----------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

             000-51334                              33-0995817
             ---------                              ----------
     (Commission File Number)             (IRS Employer Identification No.)

                        14221 DALLAS PARKWAY, SUITE 1500
                               DALLAS, TEXAS 75254
                               -------------------
                    (Address of Principal Executive Offices)

                                 (214 540-8411)
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment on Form 8-K/A (this "Amendment") amends the Current Report on Form 8-K filed by Hemobiotech, Inc., a Delaware corporation (the "Company"), with the Securities and Exchange Commission on January 20, 2006 (the "Original Filing"). This Amendment is being filed solely to attach hereto as an exhibit two attachments, "Attachment 2" and "Attachment 3", to the Stage 3 Sponsored Research Agreement, effective as of January 1, 2006, by and between the Company and Texas Tech University Health Sciences Center, which were omitted from the Original Filing.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.


         Exhibit No.       Description
         -----------------------------

         99.1 Attachments 2 and 3 to the to the Stage 3 Sponsored Research Agreement, effective as of January 1, 2006, by and between Hemobiotech, Inc. and Texas Tech University Health Sciences Center.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: May 12, 2006                          HEMOBIOTECH, INC.


                                             By: /s/ Mark Rosenblum
                                             ----------------------
                                             Mark Rosenblum
                                             Chief Financial Officer and
                                             Secretary